Exhibit 10.1

LOAN AGREE!VIENT THlS LOAN AGREEMENT (''Agreement") is 1n11de aad delivered as of July ...2.6....._, 2022 (the 11Effective Dale11 ), by and l>etweeJ1 VALVE EXCHANGE INTERNATIONAL, INC. ("Borrower") and AMERICAN PACIFIC BANCORP, INC. ("Le11der11 ) . Foi' and in cot1sideratio11ofthemitt1.1al promises llet'eio ooutaiued and other good a11d valuable consideralion, the receipl 11nd sufficlrmcy of which are hereby acknowledged, Bo/'l'ower and Lende1· agree as folfows: ARTICLE I. DEFlNITIONS I ,0 I Defined Terms. ln addition to ~erms defined elsewhere in this Agree111e11t, the following terms, as 1.1scd in this A_greemeut, shall have the meanings. set f011b below. The sing\1lar uumbel' shall be deemed to include the plural, tile masculine gender shalJ include the feminine aud neuter genders, and vice ve,rsa. "Affiliate" shall mean as to any Person, any other Person that djrectly or indirectly (a) through one or more inlennediaiies, co11trols or is controlled by, or is under con11l1on control with, such Person, (P) beneficially owns or holds an ownership interest iii. such Petson, or (o) is owned, or an owne1·ship interest in such. other Person is held, in whole or in part, by the Person in question. For purposes hereof, the tenn "control" means the possession; directly or indirectly; of the power to direct or cause direction of the 1nanagement and policies of a Person; whether tllro11gh the ownership of voting securitres, pai:tnel'ship interests, membership :interests, venture interests oi' other organizational interests, by contract, or otherwise; provided, l1owever, in no event shall Lender be deemed an Affiliate of Borrower or any Guarantor. •rcollateral" shaU lllean, as the context dictates, the Personal Prnpe1ty given, collateraUy assigned, pledged or granted or to be given to secui-e the Indebtedness aod all of fhe respective owner(s) rights, title ~itd il1terest in and to the same. "Default"' shall mean any oonditio.o.or event which, with the giving of any applicable notice or the passage of time, or both, would constitute an Event of Default. "GAAP" shail mean generally accepted accounting principles consistcutly appLied. "Grautor(s)" shall mean any Loan Party who sha!J owo an interesL i11 any properly that is to be subject to a Lien which sec;ures any of t11e Indebtedness. "Guarantor(s)" shall mean, as the context dictates, any person(s) (otller than the Botrnwer) who shal I, al any time, guarantee or otherwise be or become obligated for the repayment or the petformauce of all or any part oftne Indebtedness, 1'llupi•ovements" shall LUean all existing and future buildings, stiuctures and other improvements made lo the Land where lhe Collateral is located, along with all fixtures and permanenUy inslaH!!d nmchinery and equipment on the Land a11d perso11al property owned by a Loan Party and used to n1aiJ1Jain 01• service the i:mprovemei1ts ou the Land. JN022\AMl;:ltl' ACtFlC\V ALUEEXC8ANGE\f22308LoanAgrv2.)vpd 1 LOAN AGR£6M£NT ''(n(lebtedness" shall mean all loans, advances, indebtedness, obligations atld l!abiliHes of any Loan Party to Lender under any Loan Document, together with all other indebtedness, obligations and liabilitles whatsoever of Borrower to Le11der, whether mattu-ed or uomatured, liquidated or unfiquidated, direct or indirect, absolute or contingent, joint or several, due ot· to become due, now existing or hereafter arising, voluntary 01· involuntary, known or unknown, or originally payable to Lender or lo a third party and subsequently acqtlired by Lender including, without limitation, ~my: late charges; !om\. fees or chatges~ overdraft indebtedness; costs incurred by Lender In establish.ing, determining, continuing or defending the validity or priority of any Lien or in pursuing any of its rights or remedies u11der any Loa11 Docuntent m· in connection with any proceeding involving Lender as a result of any financial accommodation to Borrower; debts, obligatio11s and liabillttes fo1· which Bonower would otherwise be liable to the Lel!der were Hnot for the invalidity or enforceabitiLy oflhem by reason ofa11y Bankrup!cy, insolvency or other law or for any other reason; and reasonable costs and expenses of attorneys and paralegals, whether any suit or other action is instituted, and to court costs ifsuil or action is instituted, and whether any such fees, costs or expenses al'e incmred at the u·ial court level or on appeal, i1l Bankruptcy, 1n administrative proceedio,gs, in probate proceedings or otherwise; provided,however, lhaL the term ll!debtedness shall not include any co11sumer loan to the extent treatment of such. loan as part of the lildebtedness would violate any law, rule or regulation. "Lnnd" shall mean the real property where the Improvements and/or- CoUateral are maintained. ''Lien" shall mean auy valid and eu:foroeable iuterest in any properly, whether real, personal or mixed, securing anindebtedness1 obligation odiability owed to or claimed by any person other than the owner of such property, whether such indebtedness is based on tl\c common law or any statute or contract. "Loan'' shall mean, iii general, that portion of the ltldebtedness evidenced by the Note and the Loa11 Documents. "Loan Documents" shall mean collectively, this Agreement, lhe Note and any other promissory notes evidenc!ng Indebteduess, a11y approved subordiMlion agreement, any reinibursemettt agreement or other documentation executed in connection with any letter of credit, and any otherdoct1mettts,instrame11ts or agreements evideitcing, govem.ing, securing, guaranteeing or oth~wise relating to or executed pt!rsuaut to or iu connection with any of lhe Indebtedness or a1w Loan Document (whether executed and delivel'ed prim· to, concwTently with oI subsequent to this Agrccme11t), as such documeuls may have been or may hereafter be amended frol11 titne to time. ''Loan Piuty" shall mean Borrower and each other person who sbaU be liable for the payment Ol' porfmrnance of any of the fndebtedness including any Guarantors, if any, and any Orat1tor who shall own any property that is subject to a Lien wliich secures any of the .Indebtedness. JNG22\AMERP ACIFIC\V ALUEEXCHANGE\f.22308LoanAgiv2, wpd 2 I.O,\N AOREEMENT "Material Adyerse ~ffect" shall mean any act, event, condition or circumstance which could male1ially and adversely affect the business, 01,el'ations, condition (financial or otherwise), performance or assets of any Loan Party, the ability of auy Loan Party to perform its obligations under any Loan Document to which it is a party ot· by which it is bound or the enforceability of any Loan Doc\lment. "Maximum Legal Rate" shall mea1i the maximum rate of nouusurfous interest per a11num permitted to be paid by Borrower or, if applicable, another Loan Patty 01· received by Lender with respect to theapplicable1JOrtion oftheludebtedness from time to tj;11eundei•applicable state or federal law as now Ol' as may be hereafter in effectt but othe1-wisew!thout limitation, U1at rate based Llpou the "weekly ceiling" (as -defined in Chapter 303 of the Texas Finance Code). 11Note" shall mean the Ptomisso1·y Note of even date ill the pl'incipal sum of (US) ONE MILLION AND NO/lO0 DOLLARS ($(US) 1,000,000,00) executed by B011"0wer and payable to the order of Lender-and all 111od16catlons; renewals, rearrangements, exrensions and increases tbe1·eof. 11Pe!'ll1itted Encumbra11ccs" shaU mean: (a) Liens in favo1· of the Lender; (b) Liens for laxes, assessments or other governmental charges which are not. yet due and payable, incuned iu the ordinary course.of business and for which no interest, late charge or penalty is attaching or whicb are being contested in good faith by appropriate proceedings and, if i:equested by Lender, bonded in an amount and mannet· satisfactory to Lei1der; (c) Liens, not deliitquent, alisiug in the ordinaty course of busitiess and created by statute in connection with worker's compensation, unemploy1ueut insurance, socialsecw·ity and similar statutory obligations; (d) Liens of mechanics, materialmeu, carriers, warehousemen 01' otheL' like sta\1ttory or cmnmon law Liens securing obligations incun·ed itt good faith i11 the ordinary course ofbusinesnvithout violation of any Loan Document that are not yet due and payable; and ( e) Liens existing as of.the datehereofwhlchhave been specifical I y disclosed in writillg to Lender and have beet\ approved by Lender in wiiting. "Person" or 11persou'' shall mean any individual; corporation, partnership, joint venture, limited liability company, association, trust, estate, unincorporated association, joint stock company, government, municipality, political subdivision OJ' agency, or other entity. ''Personal P1'operty" shall iueau all machinery, equipment, fixtures and other tangible personal property or intangible personal property givea or to be giveu by a Loan Party to secure the l11debtedness in whic.h lender has or is to have a security inlere~t or rights, "Ren! Property'' shall mean, the Land and or the Il11provements where the Borrower maintains its business and or where the Collateral i!, located. "Requil'ed Accounting Method" shall mea11, with respect to the financial covenauts contained herein, cash basis accounting principles, consistently applied or GAAP. "Secud ty Ag1'.eement11 shail mean one or more Sectuity Agreements executed by a Loan Pc1!'ty in favor of Lender granting to Lender a security interest in the Collateral. JNG22\J\MERP ACIFIO.V ALUEEXCllANOE\a2308LoouAgrv2.wpd 3 LOAN AOIU!!:!Ml!NT "Suboi'dinnted Debt" shall meau any debt of Borrower (other than U1e Indebtedness) which has been subordiuated to the Indebteduess pursuant to a subordination agreement in forn, ru1d content satisfactory to the Lender. 1.02 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be determii1ed and construed in accorda11ce wiU1 !he Required Ac;couutingMet11od. ARTICLlt Jl. l~EES AND MAXIMUM INTEREST RATE z.o I Fees. Upon Borrower's execution hereof, Boi-rower shall pay lo Lender an origination fee in the amount-0f$80,000.00, as well as Le1idel'1s costs, expenses and advances expe11de<l towards the closing includrug attoruey fees and title company fees. 2.02 Maximum Interest Rate. At uo time shall any interest rate in res_pect-of any Indebtedness, exceed the Maximum Legal Rate. Tn the event that any interest is charged or othe1--wise received by Lender Ju excess oftbe Maximum Legal Rate, Borrower hereby ackuowledges and agrees (hat MY such excess interest sbaU be the result of at1 accidental and bona fide error, and any such excess shall be deemed to l\ave been payment of principal, and not of interest, and shall be applied, first, to reduce the principal Indebtedness then outst1111ding, seco11d, any remaining excess, if BllY, shall be applied to reduce any other Indebtedness, and third, any remaining excess, jf auy, shall be returned to Borrowei'. Notwithstanding the foregoh1g or anything to the contrary contained in this Agreement or any other Loan Document, but subject to all limitations contained ill this Section, if at any time any rate of interest applicable to a11y portion of the Indebtedness (s computed on the basis of the Maximum L~gal Rate, a11y subsequent reduction iu the rate of interest that would otherw.ise be applicable shall not !'educe such applicable interest rate thereafter payable betmv the Maxi.mwn Legal Rate uu.til the aggregate amount.of interest accrued equals the total amount of interest that would have accrued ifiute.rest bad, at all times, been computed solely on the basis of S\lCh applicable interest rate. This Section shall control all agreements betweetl Ule Borrower and the Lender. ARTICLE ID. REPRESENTATIONS AND WARRANTIES B0rrower represents and warrants, and such representaiionsand wanauties shall be deemed to be continuing represeiltations and warrnuties during the e11tire life of Ibis Agreement, and so long as Lender·shall have any co1ru1tit,ment or obJigation to make any loans m· issue any letter of credit and so long as any Indebtedness remains u11paid and outstanding under auy Loan Document, as follows: 3.01 Due Authorization. Each Loa,\ Party has all requisite power and authority lo execute, delive1· and perform its obligations undet each Loall Document to which it Is a patty or is otherwise.bound, alI of which have been duly authorized by all 11ecessary actio)), a11d are not in contravention of law o, the terms of any Loan Party's organiiatio11al or other governing documents, JN02Z\AMBRP ACJFIC\V ALUEBXCHANGE\f22308LonnAgrv2, wpd 4 LOAN AORIUlMl!Nr 3.02 Title to Property. Each Loar, Party has good title to ~U propel'ly and assets purported to be owned by it, including those assets identified on the financial statements most recently delivered by B011rower to Lender. 3.03 Bncumbrnnces. The1re are 110 security inte1·ests 01· other Lieus 01· encumbrances. on, aud no furnncing statements 011 file witl1 re!;pect lo, any oftbe CoUateral ofatiy Lo® Pruty, except for Permitted Enc,m1b!'ances. 3.04 Non-contraventtoll. The execution, delivery and performance by each Loan Party or the Loan Documents to which such Loan Party is a party m· otherwise bound, are not in co11travention of the terms of a11y inde11ture, agl'eenient of undertaking to which any such Loan Patty is a party or by which it 1s bound, except to the extent that such terms have been waived or that failure to comply witl1 any such tet111s would not llave n Matel'ial Adverse Effect. 3.05 Actions, Snits, Litigation or Proceedings. There are no aclions, suits, lltigatioJ1 or proceedings, at law or iu equity, and no proceediugs before any a1·bitratorol' by or before any governme11lal at.1U1orily, peudiug, or, to the best knowledge of Borrower, threatened against or affecting any Loan Party, which, if adversely determined, cot1ld materfally impait· the right ofauy Loan Party to carry on its business substa11tially as now conducted or cou.ld have a Material Adverse Effect, No Loan Party is under investigation by, or is opentting under any restrictions imposed by, any governmental authodty. 3,06 .Bankluptcy. No Loan Party is hwolved as a debtor or obligor in any baukrnptcy, reorganization, insolvency, readjustment of debt, dissolution or litigation pl'oceeding. and to the best knowledge of Borrower, uo such proceeding is contemplated by or thtealeued agail\St any Loan Party. 3.07 Accuracy oflnfotmatioil. All financial statements previously fu.rnislled to Lender have beeu prepared ill accot·dance with the Required Accounting Method and fairly present the financial condition of Borrower and, the results of Borrower's operations a~ of the dates a11d for the peiiods covered thereby; ahd since the date(s) of said fma:nclal stateuients, there has been no matetial adverse change in the financial condition ofBonowet' 01· auy other person covered by such financial stateme11ts. Each Loan Party is solvent, able to pay its debts as they mature, has capital sufficient to can-y on its business and has assets tl.ie fair 1harket value of which exceed. its liabilities, allCi no Loan Party will be rendered insolvenl, undercapitalized or unable to pay debts generally as they become due by the execution or performance of any Loan Document to which it Is a party or by which it is otherwi~e bound. 3.08 Enforceability of Agreement and Loan Documents. Bach Loan Dooumellt has been duly executed and delivered by duly authorized officer(s) or other representative(s) of each Loan fai'ty, and co11stitl1tes the valid a11d binding obligations of each suc.ll respective executing Loan Party, enforceable in accordance wilh their respective terms, except to the ex.tent tbat enforcement thereof may be limited by appllcable bankruptcy, reorganization, insolvency, moratorium or similar laws affocting the enforcement of Cl'editors' right"' generalfy at the time in effect. mo22\AMERPACIFlC\V ALUEEXCij.ANGE\f22308LonnAgrv2. wpd 5 AR',fICLE IV. GENERAL NOTE PROVISIONS AND ADVANCE REQUIREMENTS 4.01 Perntllled Use. Lende1· and Borrower agree that the proceeds of t11e Note al'.e to be used for the purpose of a revolving line of credit for working, capital, including expansion of :Borrower's information teclmo!ogy product and services business line in existing or in new markets, and payment of rhe origination fee, Lender's costs and expenses and advanced expenses and advances exμended towat•ds the closing (including attorney fees and any title company fees) (the ''Permitted Use"). 4.02 Pl'imruy CoHateral. The Note is secut·ed by the following collateral documents as part of the Loan Docmt1ents: A. Security Agreement executed by Bo11·ower in favor of Lender.; 4.03 Disburseme11t of Note Proceeds. The proceeds of the Note may be di.sbursed fat· th~ Pem1itted Use in one or more installments as provided for heJ'ein or in llie Note. 4.04 Limitatioi1011 Note Funding. Lender shall fond lo Bortower under the Note such amounts as Borrower sball request up to, but not exceeding $(US)1,000,000.00, Borl'ower sbaU execute and deliver to Lender the Note to evidence the Loan. Payment of the Note shall be secured by the Security Agreement aud the liens, security interest and collateral assignrue11ts created or evidenced by the o~her Loau Documents. Lender's commitment ls revolving i11 uati1l'e and any amount paid hereunder which reduces the outstanding unpaid μrincipal amount of the Loan inay not be t'e-bonowed. 4.05 Conditions to Lender's Obligations. Notwithstanding anything contained to tlle contrary iu the Note, this Agreement or i.n a11y of the other Loan Documents, Lender shall have no Jiability or obligation lllide.t· this Agreement, the Note, or any of the other Loan Doc\lllleuts until the following m.auexs are received, reviewed by Lender and completed 01· resolved to tbe satisfaction of Lender: 54. lscdu elsall ha: u ;caoi. sci uigint1ls ofll,c:Polci:oiw cit e01tifionlso of!& ¢iJ¥2£ L fiAI& •• lh:1 DI~ 1ir11I J:11 ' ill UR P1u riu ll uu·.11 ii, i: iJ1111fru1 ' Qij afl:la 6 u1111i~1 1 sraomcnt Rf 21 mo d?fc pr/ B. Lender shall have received fully executed and complete Loan Documel1ts. In the event that Lender does advalice funds prim to the above conditions being met, no such. eveut of funding shall be a warve!' by Lender ofBorrnwer's obligations to meet the conditions set forth above as a condition to any subsequent advance of Loan μroceeds, or au assutu_plion or occurre11ce of any further liability or obllgatioJl by Lender under this Agreement, the Note, or any oftbe other Loan Documents untU (he said above i~aueri- l't!'e received~ reviewed by Lender and completed ol" re.solved to the satisfaction of LeodeJ. JNG22\AMERPAC1FIO.V AL1JEEX.Cl:lANGE\f22308LoanAgrv2.WJ?d e U>i\Jll AO~ ARTICLE Y. AFli'lRMATIVE COVENANTS Bonowel' covenants and agrees that, until aH i11stn1me11ts and agreements evide11cing each and' every Joan, lctte~ of credit and other :financial accommodalion by theLet1der to theB01rnwer or any Loan Patty are fully discharged and terminated, and thereafter, so long as any lndebted.uess remains 01Usta11.ding, it will, and, as applicable, it wi!I cause each Loan Party who is within its control or under common control to: 5.0 I Preservation of Existence, Payment of Taxes. Preserve and maintain its existence and preserve and maiutaih such of its rights, licenses, permits and privileges as are material to the business and opel'ations conducted by it; qualify aud cemninqualified to do business in eachjt1l"isdictio11 in whfob such qualification is material lo its business and operntions or ownership of its properties, continue to conduct and operate its business substantially as conducted and operated <luring the present and preceding calendar year; at alt times maintain, preserve 'Ind protect a!J of its pl'operty and keep the same iu good· xepaii", working order and co11ditio11; and O·om i h.ne to time make, or cause to be made., all needed and proper repairs1 renewals, replacements, betterments and improvements thereto. File, on or before their respective due dates, all federal. state, local and foreign tax. returns whicl1 are required to be filed, or obtah1 extensions for filing sucJ1 tax returns, and pay all taxes which have become due pursuant to those returns or pursuant to any assessments received by a11y such party, as the case may be, except to the extent such tax payments are befog actively aud diligently contested in good faith by appropl'iate p1·oceedings and, if requested by Lender, bave beeu bonded or reserved in an amount and manner satisfactory to Lender. 5.02 Keeping of Books. Keep proper books of record and accowit in which full and correct eotties shall be made of all of its financial tt·ansactioils and its assets and businesses so as to permit the presentation offi.n.ancialstatements prepared in accordance with the Required Accounting Method; and permit Lender, or its representatives, at reasonable times a11d intervals, at Borrower's cost and expense, to examine its books and records and to discuss its financial matters wiU1 its officers, employees and independent certified public accountants. 5.03 Reporting Requirements, Furnish to Lender, or cause to be furnished to Lender, the fmanclal statements and reports of eacJ1 applicable Loan Party and comply with tbdinancial covenants as _provided for in that certain Agreement to Provide Fina.11cial Infofmatio11 of even date by and ru11ong Lendor and each applicable Loan Party. 5.04 Further Assurances; Financing Statements. Furuishlender, at Borrowe1Js cost and expense, upon Lender's requesL and in form satisfactory to Lender (aud execute and deliver or cause to be executed and delivered), su.cll additional pledges, assigumeuts, mortgages, Lieu instrut\leuts or other security instruments, consents, ac.kuowledgments, subordinations, financing statements and otl1er documents pertaining lo filly or all of the property ~nd rights which may now or hereafter secure or be intended as security for any portion of the Indebted11ess as Lender may require to effech1ate more fully the purposes of any Loan Document. 5.05 Applicable Law and Environmental Covenants. Comply with all applicable laws, rules, regulations, orders decrees and directive~ of every governmental or quasi-govenunental JNG22\AMERP ACIFlC\ VAii1JEEXCHANGE\t22308Loim,AgrV2,wpd 7 LOAN AGREl!MIJNT' authority pertaining to hazardous waste, hazard01.1s substances and other hazardous, toxrc. or dangerous mate.dais ("Hazardous Material") including those governing the use, geueration, manufacture, storage, disposal or treatment of same incll1ding but not limited to CBRCLA, RCRA, SARA~ the federal Clean Water Act and the Texas Water Code and those otherwise intended to regulate or improve health, safety or the environment and or relatii1g to the release or threatened release of hazardous waste or any hazardous substance ("Environmental Laws"), a11d maintain all permits, liceuses and approvals requi1'ed under applicable Environmental Laws. Promptly notify Lender, in writing, as soon as Borrower becomes aware of a11y condition or circumstance which makes any of the eilviromnent.al representations or warranties set forth in this Agreemenl or iu the Loan Documei1ts incomplete, incorrect or inaccurate in any material respect as of any date. Promptly notify .Lender, in w1,iting, as soon as Bon-ower becomes awate of any condition or circumstance which may indicatea violation of any E1wironme11tal Law; and promptly provide to Lender, im.J.nediately upon receipt thereof, copies of any material correspondence, notice, pleading, citation, indictment, COOlJJlaint, order, decree, or other document from any sourGe asserti.ng; or alleging a violation of any &wironmental Law by Borrower, nr of any circumstance or condition which i-equires or may require, a financial contribution by Borrower or a clean-up, reinovali remedial action or other response by or on behalf of Borrower under applicable Ehviroumental Law, or which seeks damages or civil, critn.inal .or punWve penalties from Borrower or any violatio11 or alleged violation of any Environmental Law, Provide to Le11der a Phase l euvi.tonmelltal site assessment (and ifrecounnended by the Phase I re po.rt, a Phase 2 environmental 1·eview each performed in accordance with then existing industw staudei'ds) in the ev~ntthat Lender has reason to believe that there may have been a release or a violation of any of the Environmental Laws 011 any Real Property as collateral for the Note, all at Bormwer's sole cost and expense. Bol'l'ower hereby agrees to indemnify, defend a11d hold Leudet·, and any of Lend.er's past, pl'esent and future off'icers, dil'ectors, shareholders, employees, representatives and consultants, harutless from any and all claims, losses, damages, suits, penalties, costs, liaJ)illties1 obligations and e.xpellSes (including, witl1out limitatfou, t;easouable legal expenses and attorneys' fees, whether inside or outside counsel is used) incuned or aiising out of auy claim, loss or damage of any property, i11jurles to 01· deatb of any persons, contamination of or advel'seeffects on the environment, or otller violation ofany applicable E11vh·o1ui,entat Law, in any case, caused by Borrowe1· 01· in any way related to any property owned 01· opel'ated by Borrower or due to any acts of Borrower 01· any of its officers, directors, sl1areholders, employees, consultants and/or 1·cpresentatives ..INCLUDING ANY CLAIMS, LOSSES, DAMAGES, SUITS, PENALTffiS, COSTS, LIABILITillS1 OBLIGATIONS on EXPENSES, RESUL'l'lNG FROM LENDER'S OWN NEGLIGENCE; provided bowever, that the fol'egoing indemnification shall not be apJ>licable, and Bon·ower shall not be Hable for any such claims, losses, damages, suits, penalties, costs, liabilities, obligations ot expenses, to lhe extent (but only to the extent) the same arise or result from any gross negligence or willfu.1 misconduct of Lender or any of its agents or employees. The indemnities from Borrnwer contaiti.ed herei..ti shall survive the tennina(ion of this Agreement and ,the payment of the Note. The tet'lllS "hazardous waste'', ''hazardous substance", 1'disposal", 0release'1 , aud "threatened release", as used in. this Agreement, shall have the same meanings as set fol'thin the Comprehensive Envi1·onmema1 Response, Compensation. and Liabrnty Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA "), the Superfuud Amendments and Reauthorization Act of 1986, Pub. JNG22\AMRLlPACIFIC\VALUEBXCHANGE\12:Z308LoanAgiv2.wpd 8 LOAN AOR£EMEITT h. No. 99-499 ("SARA"); tbe l-l&zardot1s Mate1•ials Transportation Act, 49 lJ.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U,S.C. Section 690 I, et seq. ("RCRA"), or otl1er applicable state or Federal laws, rules, or l'egulations adopted pl1rsuaut to any of the foregoing. The terms ''hazardous waste" and "hazardous subs!ance" shall also include, witl1outlimitation,petroleuui.and petroleum by-products or atty fracti.011 Urnreofand asbestos. 5.06 Ooverlllllelltal and Other Appl·ovals. Apply for, obtain and/or maintain in effect1 as applicable, al! authori211tious, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, secmities exchange or otherwise) which are necessary in cotmeclion with the execlltlon, delivery and/or perfonhauce by any Loan Pal'ty of 1.11ry LQan Document to which it is a pa1ty. 5.07 Beneficial Ownership. Borrower has identified aud provided to Lender applicable tnfoi-matlon and documeutalion on each individual who owns, directly or indirectly, twentyfive percent (25%) 01• more of the Bol1'owei· (the "Beneficial Owners", whether 011e or mol'e). Borrower, acting by aud through its autuorized representative, bas provided to Lender the informatio11011 the Beneficial Owners on a Beneficial Ownership Ce1tification Form (11Be11eficial Ownership Certification") acceptable to Lender, The Beneficial Ownership Ce1tifica-tio11 also identifies the individual designated by the owners of8orrnwer as having significant mauage1ueut responsibility (the "Designated Management Official"). Borrower agrees to promptly notify Lenderin writing,(A) of any change indirect or indirect owne!'ship interests ill the Borrower as reported in ti1e Beneficial Ownership Certificatio11 prior lo Ol' in collilection with the execution of this Ag1;eement, aud (B) changes in tbe Designated Managei11ent Official or if said individual with significa11! mauagru:ial responsibilil:y identified in the Beneficial Ownership Certification ceases to have tbat responsibility or if the informalion reported about that individual chaIJges. Borrower hereby agrees to provide such inf011nation and document.aLiotl including a re-certification of Lhe Beneficial Ownership Certification as Lender rnay req_uest during the term of the Loan to confirm or update the contim1ed accuracy of any information provided .in connection with the foregoing. Borrower agrees to timely s1..1pply such information as Leuder is required to ob.lain under applicable sections of tl1e Financial Crimes Enforcement Network (FinCEN) regulations (3 l C.F.R. 10 I 0.230), as may be amended from time to time. ARTICLE VI. NEGATIVE COVENANTS Borrower covenants and agrees that, until all instruments and agreements evidencing each and every loai), letter of credit and other fiuaucial accommodation by the Lender t.o 1:he Bot:rower or a,uy Loan Party are fully discharged and lenuinated, and lhe1'eafter, so long as any Indebtedness remafas outstanding, it will 1,ot, and it will not allow any Loan Party within its control or unde1· common control to, without the prior wdtten consent of the Le)idel': 6.01 Capita] Stmcture; Business Objects 01· Purposei Mergers; AssetDisposltion;Acquisilious. Except for the (a) increase in total authorized shares of capital stock and increase iu the authol'j.zed shares ofBorrower1s Common Stock, $0.0000 l par value per share, ("Common Stock") to be adopted -at the Bonower's 2022 Auuual Meeting of Shareholders 011July I 8, JNG22\AMERP ACIFIC\V AL\,JEEXCHANG8\t?.2308Loa11Agiv2.wpd 9 LOAN J.ORJ;EMllN'r 2.022, or any adjournment thereof ("Z022 Meetihg"); (b) issuances of and 1·cdem_ptim1s of securities (including options and restricted stock units) pursuant to the Bonower's 2022 Equity Incentive Plan to be adopted al the 2022 Meeting; (c) execution ofleases or similar agreements to open and oyerate new facilities, or to contiime to opel'ate facilities, used to conduct Borrnwer's business, whether located in existing markets oJ' new markets for the Bo11'ower's business~r( d) u·ansactious in the normal cm,rse ofbusiness by the Boffower that aJe required lo J11eet obligations to its customers or perform Bm1'0wer's obligations under usual and c11sto1Y1al'y service and product agreements or obligations; purchase, acquire or redeem any of its equity ownership interests; or enter into a1ly 1·eorganization or recapiwlizatiou; or reclt1ssify its equity ownership interests; or make any material change in ils capital structure or general business objects or purpos~ o.r change its name, or sell, lease, trnnsfer, relocate or dispose .of all, substantially all, or any material port of its operating assets necessary to conduct of its business in the normal course of business, ex.cludiag inventory and products for sale or license or lease to customers, aud (whether iu a single transaction or in a series of transactimis); or purchase or otherwise acquire or become obligated for tbe purchase of all or substantially all of the assets or business interests of ~y person or in any other mrumer effectuate an expansion of pi·esent business by acquisition, 6.02 Defaults. Default in any covenant performance, change In A1auagement ancllor control not approved by disinterested directors of Borrower, a cessation ofbusiuess for more than thirty (30) days, a final judgtneot that is 11ot untllediately stayed, appealed or resolved to the satisfaction of the Lender, bankruptcy, insolvency, reorganization, appointment oftrnstees or receivers, and any writs of attachtnent. 7.01 ARTICLE VJI, EVENTS OF DlWAULT Events of Deniult. The occurrence or existence of any oflhe followh1g conditions or events shall constitute an ''Event of Default" hereunder: (a) breach of auy represenlatio11 or warranty contained in this Agreeme11t or a11y other Loan Documenl or default in the observance or performance of any of the other conditions, cove11anls or agreements of any Loau Party set forth in this Agreemeut or any other Loan Document, which breach, i.n Lender's sole but reasonable discretion, has a Material Adverse Effect; (b) al1y default 01· event of default, as the case may be, shall occur under any other Loan Docume11t and shal I c-0nti1me beyond U1e applicable grace period, if ru1y; (c) any change in the executive operatioJ1s management ofBori-ower, wheth(lj· by reason of incapacity, death, resignation1 tenniMtio1101· otherwise whicb, in Le11der's sole but reasonable judgment, could become a Matetia! Adverse Effect; provided, however, that the voluntary resignation of directors and replacement of those directors by the Borrower's Board of Directors iu accordance with Bmrnwer's bylaws; the. nomination and elecHoo of clireclors who are nominees of the Borrower's ma11agemeul and changes in directot-s effected at annual meeting of Common Stock shareholders; and changes in the ownership of issued or outstanding shares of Conunon Stock due to trading in public stock markets or private lra11sactions by sha,·eholders of the Borrower, and issuances and redemption of Bonower securities (including options and restricted stock units) in accordance with the Borrower's 2022 Eqt1ity Incentive Plan ('1P)au11) and the adoption oflhe Plan by the Borrower and its CollimonStock shareholders ru·e110L Events of Default under and not subject to this Section 7.01; and (d) JNG22\AMERPACfflC\VALUEEXCHANOB\f22:l08LoanAgrv2.wpd 10 l.OAN AGREEMV.Nf any Change of Contl:oJ not appt'oved in advance by the Lender, which couseni shall not be unreasonably withheld; or (e) if, during the Joan application process, Borrower or allY persons or entities acting at the direction of Borrower or with Borrower's knowledge Ot' consent gave materially false, misleading, or inaccurate .information oi-state)llentstoLender (or failed to provide Lellder with material information) iii cou11eetion with the Indebtedness. 7 .02 fuledm.Remedies After Default. Upon <1nd afte:i• a Default by any Loan Party under any of the Loan Documents, regal'dless of whether a Loan Party is en tilled to 11otice end/or an opportunity to cure a Default, whethe~· said notice or right to cure is provided for under the Loan Documents or _provided by law, aud regardless of whether said Default has matuted into an Event of Default, each Loan Party hereto agt·ees tbat whether or 1,ot a Loan Party is given notice of the Default and whether 01' uot, at the point in time ofdetenniuatioil, the right to cure period has lapsed, Lendet' shall have the fol low.ing 1ights, al I wi lhout any prior notice to the applicable Loan Party: A, Lendei· shall not be obligated to further process any d1·aw requests that have been subntitted, ot' to filild any remaining portion of any draw req11ests that have been approved by Lendet'; B, Lender sb.all contim1e to have the right to post advauces to the Noto for inlerest carry to tbe extent of any accrued and unpajd interest ou the Note but ouJy to the extent that interest carry is available imder the Budget fol' tbe Loan; C. Lender shall have the right to post advances to the Note for protect.ive advances fo1· the benefit of Lender as otherwise provided for in the Loao Pocumeuts; and D. Lender shall have the right to seek aoy equitable remedies available under law to protect any of the. collateral securing tbe Note. 7 .03 Remedies Upon Event of Default. Upon the occurrence and at any l\111e during the existe11ce or contint1a11ce of aJ1Y Event of Default, but without lmpairing or otherwise I imltiug the Lender's right lo demand payme11t of all or any portion of tile Indebtedness which is payable on demand, at Lender's option, Lender may give notice to Bon-ower declaring all or any portion of the Indebtedness remaining unpaid a11d outstanding, whether under the notes evidenci1tg the hldebtedness or otherwise, to be due ai1d μayablein full without presentation, deo.1a11d, protest, notice of dishouo.i-, notice ofinten1 to accelerate, notice ofaocelerntion or o1her notice of any kind, aJI of which are he1·eby expressly waived, whe1·eupoo aU such l11debteduess shal I inunediately become due and payable. Furthermore,upon the occurrence of a Default or Event ofDefault and at auy time during the existei1ce -Ol' continuance of any Default or Event ofDefault, but without impairing or otlle1wisefuniting tbe right of Lender, ifreserved under a11y LoanDocumeat, to make or withhold financial accommodations at its discretion, to tbe exte1ll not yet disbutsed, auy com1nitment by Lender to make any further loans o1', if ap11licablc, issue any further letters of credit shali aulomatically tetminate. The foregoing rights a1\(l remedies are in addition to a11y other rights, reme-dies and privileges Lender may otflel'\Vise l1ave or wltich may be available lo Jt, whether uudei· this Agresiment, any other Loan Document, by law, or otherwise. JNG22\AMERP ACIFIC\V ALUEE.'{ClfANGE\t22308LoanAgr✓.2. wpd 11 LOAN AOIU!E.MB1'1'1'.' 7,04 Set.off. Ju addWon to auy otbel'l'ights or remedies ofLeuder under any Loan Docl)ment, by law or othe1wise, upon tl1e occurrence and during the coutinuance or existence of My Event of Default, Lender m&y, at any time and from time to time, withoul notice to B01rnwe1· (any requirements for such notice being expressly waived by Borrowe1~, setoff and apply again.st any or all of the lndebtedness (whethe!' or not then due), in any maoJlet aud in any order of preference which the Lende1•, in its sole discretion, chooses any or all deposits (general or special, time or demand, provisional or final) at any time held by B01·1-ow·er (whether owned outright or held with a third pa1-ty) and other indebtedness at any time owing by Lender to or for the credit or for the account of Borrower, and any propeity of Borrowet\ from til.ne to lime in possession or control ofLender, irrespective of whether or not Lender shall have .made any demand hereunder or for payment of the fodebledness and although such 0bligations may be contingent or unmatured, l'egardless ofwhethel' any Collateral then held by Leoder is adequate to cover the Indebtedness and 1·egardless of whether the exercise of such right of set-off results in loss of interest or other penalty under the terms of the certificate of deposit or account.agreement. The rights of Lender u11der this Section are in addition to any other 1·ights and remedies (including, without limitation, othe.r r ights of setoff) which Lender may otherwise have. Bmmwer he1·eby grants Le11der a Lien on aud sectn·ity interest iu all such deposi!s, iudebted1tess aod other proj)erty as additional collateral for the payment and performance of the Indebtedness. 7.05 Waiver of Defaults. No Default or Event ofDefaultshatl be waived by Lender except in a written insttument specifying the scope and terms of such waiver and si_gned by an authorized officer of Lender, and such waiver and shall be effective only for the svecific time(s) and pnrpose(s) given. No single or partial exercise of any right, power or privilege here110der, OJ' any delay .in the exercise thereof, shall pl'eclitde other or further exercise of Leuder's rights. No waiver of any Default or Event ofDefault shall extend to any other or further Default or Event of Default. No forbeara11ce 011 the partofLe11dei- in enforcing any of Lender's rights or remedies under any Loau Document shall co11stitute a waiver of <\llY of its rights or (emedies. Borrower expressly agrees that t4is Section may 11ot be waived or 111odified by Lender by course of pe1formance, estoppel or otherwise. 7.06 Receiver. Lende~-. in any action or suit to foreclose upon -any of U1e Collateral, shaU be entitled, without .notice or consent, and completely without regard to U1e adequacy of any security for the Indebtedness, to the appoi'ntment ofa rece1ver of the bus.i11ess and premises in question, and of the t·ents and profits derived therefrom. This ap()Ointmetit shall be itl addition to any other 1'ights, relief or remedies -afforded Le.Qder. Such receiver, iu addition to any other rights to which lhe receivei- shall be entitled, shall be authorized to sell, fo1·eclose or complete foreclosure 0 11 Collateral for the benefit of Lender, pursuat1t to provisions of applicable law. 7.07 Application of Proceeds of Collateral, Notwithstanding anything to the cont.ra1•~ sel forth in any Loan Document, after au Event of Default, the proceeds ofany of the Collatel'al, together with any offsets, voluntary payments, and any of her sutus received or collected h1 respect ofthe Indebtedness, may be applied towards the Indebtedness in such order and mauner as determined by Let1der in its sole and absolute discretion, JN022\AMERP ACIFlC\ V ALUEEXCHANGE\t22308LonnAgrv2. wpd 12 1.0,'.N AGlU!EMiiNl' ARTICLE vm. MlSCELLANEOUS 8 .0 l Notices. Any notice, certificate, consent, detennination or other communication required or permitted to be given or mode under this Agl'eement shall be in wl'itlng and shall be effecth,ely given and made if (i) delivered personally, (ii) sent by prepaid courie,· service or mail, or (iii) sent prepaid by fax or other similar means of electroruc c01l1111onicatiou, in each case to the folloWitig respective addresses: Jf(-o B011·ower: Phone: Fax: E-mail address: If to Lendel': Phone: Fax: Email ad<lress: VALUE EXCHANGE INTERNA TlONAL, INC. Unit 602, Block B, 6t1i Floor, Sha tin Industriat Centre, 5-7 Yuen Shun Circuit Shatin, N.t., Hm1g Kong Attention: Tan Seng Wee, ChiefEitecntive Officer 852 2950 4288 65.veil.cg@value-exoti.eom AMERICAN PACIFIC BANCORP, fNC. 1400 Broad field Blvd., Suil'e I 00 Houston, Texas 77084 (713) 501#5045 frank.heuszel@dssworld.com A11y such con11nu1iicatio,11 so glven or made shall be deemed to11ave been given or made and to have been received on the day of delive1y if delivered, or on the day of faxing or sendtng by other means ofrecorded eiectroniccommunicatiou,provided tbat such day in either event is a regular business day and theconununication is so delivered, faxed or sent prior lo 4:30 p.m. (local recipient time) on suoh. day, Otlierwjse, suoh communication shall be deemed to have been gjven and made and to l1ave been received on the next following business day. Any such communication sent by mail .shall be deemed to have been given and made and to have been received on the earlier of actual receipt or the fifth business. day following the mai ling the1-eof; provided however fhat no such conm1m1i'cation shall be mailed during any actual or apprehended irregular disruption of postal services. Any such co11li11unication given or made in any other manner shall be deemed to have been given or made and to have been received ouly tipon actual receipt in writing. 8.02 GoyerningLaw. Each Loan Document shall be deemed .to have been delivered in the.State of Texas, and shall be governed by a11d coustrned aodenforced ill accol'dance wjtb the laws of the State of Texas, and ap1)licable federal law except to the extent that the Uniform Commercial Code or other personal property law or real property law of a11other jurisdiction where Collateral ls located is applicable, and except.to the extent expressed to the c-0ntrru;y fo any Loan Document. 8,03 Venue. The Loan Docun1.ents are deemed execu~ed in a11d are performable in Harris County, Texas. Any action or proceeding under or in couuection with any of the Loan Documents .ING22\AMERP AClFJC\ V ALUEEXCHA.NGE\f2.2308LoanAgrv2.wpd 13 LOAN AC.i IIBl!Ml!NT agafost ao)I Loan Parly ever liable for _payment of any srnns of money payable ui1dei- the Note 01· other Loan Documents may be brought ln any state court located in Hards Cmmty, Texas, or iu the federal court in Hards Cou11ty, Texas. Borrower for Borrower and for each such otlier Loan Party hereby i.nevocably: (i) submits to the nonexclusive jurisdiction of such courts, and (ii) waives any objection it may now or hereaftei' have as to the venue of any sucl1 action or proceeding brought in such court or U1at such court is au inconvenient forum. 8.04 Costs and Expeuses. 'the Bo,-rower agrees to pay Lender, on demand, all reasonable costs and expenses in connection with the prepal'atiou, elleoution, delive1y and administratio11 of this Agreement, lbe ;Nole, U1e Loru.1 Documents, and the other documents to be delivered hereunder·, including, without limi_tatioH, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights aud responsibilities under this Agreement and/or under aay of the other Loau Documents. Bon-ower shall _pay Lender, M demand, all cosls and expenses, including, without limitation, reasonable attorneys! fees a11d legal expenses, incurred by Lender in pel'fecting, rnvising, protecting or euforciug arty of its rights or remedies against any Loan Party 01· any Collateral, Ol' otherwise ii1cm1·ed by Le11de1' in connection with any Default or Eve11tofDefaultor the enforceme11t of the Loan Documents or the Tndebted11ess. Following Lender's demand upon Borrnwer for the payment of any such costs and expenses, and until the same are paid in full, ,the unpaid amount of such costs aud expenses shall constitute Indebtedness a11d shall bear interest at the highest defaullrate of interest pmvided in any Loan Document. 8.05 Receipt of Payments by Lender, Any payment by :Bo1·rower of auy of the fudebted11ess made by mall will be deemed tendered at1d received by Lender only upon.actual receipt thereof by Lender at tbe address desi guated for such payment, whether or not Lender has author.ized payment by mail or in any other maimer, and such payment shall not be deemed to have been made in a timely manner unless- actually received by Lender on or before the date due for such payment, lime berng of the essence. Botrnwer expressly assun~es all risks of loss or liability resulti1ig from non-delivery or delay of delivery of any item of payment transtUitted by mail or i.n any other manner. Acceptatice by Lender of any payment in -an amount less than the amount then due sbaU be deemed au acceptance on account only, and any failure to pay tbe entil'e amount then due shall constitute and continue to be au Eve11t of Default. B01TOwer waives fbe right to direct the application of any aud all payments received by Lender herem1der at any tiu,e or times after lhe occtirrence and during the continuance of any Defau It. Borrower furl.lier agrees that after the occurrence and during the continuance of any Default, Lender shall have the contrnuing exclusive right to apply and to reaJ;)ply auy and all paymeuts received by Lender at any time or times, wheU1er as voluntary payments, proceeds from any Collateral, offsets, or otherwise, against the Indebtedness in such order aiid in such manner as Lendel' may, in its sole ruscretio1\, deem advisable, uotwithstandiug any eut.ry by Lender upon any of its books and records. Borrower hereby expressly agrees that, to the extent that Lender recei vcs any payment or benefit of or othei.wise upou any ofthe Indebtedness, and such payment or benefit, or any pa1·t thereof, is subsequently invalidated, declared to be fraudule11t or preferential, set a.side, ot required to be repaid to a trustee, recei,ver, or anyolher Person under any bankruptcy act, state 01· federal law, coil1Jl1on law, equitab]e cause or otherwise, then to the ex.tent of such JNG22\AMERP ACIFIC\V ALUEEXCHANGB\f22308LoauAgrv2.wpd t4 LOAN AOREEMENT' payment or benefit, .the ludebledness, or part thereof, iute1tded to be satisfied shaU be revived and continued in full force and effect as if such payiuent or benefit bad not beeu made or received by Lender, aud, fi1rther, any such repaymei1t by Lender shall be added to and, be deemed to be additional lndebteduess. 8.06 Successors aud Assigus, This Agreement shall be bindiug upon -a11d shall inure to the benefit of Borrowet· and Lender and their respeclive heirs, administrators, executors, successors and assigns, The foregoing sliaH not aUU1ol'ize atly assignment or lr<\nsi'er by Borrower, of any of its teSJJective rights, duties, or obligations hereunder, sucJ1 assigmnents Ol' transfers being expressly proJ1ibited. Lender, however, may freely assign, whether by assignment, participation or otherwise, its l'ig11ts and obligations hereunder, and is bel'eby authorized to disclose to any such assignee or participaut (or ptoposed assignee or participant) any financial or other infonnation in its knowledge or possession regarding any Loan Party or relating to tl1e Indebtedness. 8.07 Participation. Bormwer expressly recognizes and agrees that Lender may sell to other lenders participalions in the loansfocltrred by B01wwe1· pursuant hereto. As security for the due payme11t and performance of all Indebtedness of Bon-owe!' lo Lender under this Agreetuent aud/or auy other of the Loan Documel1ts► whether now existing or hereafter arislng, and lo such tenders by reason of such participati.011s~ Borrower hereby gra.ufs to Lcmder and to such lenders a lien on aud security interest iu (i) any aud all deposits or otber sums at any time credited oy or due from Lender and suoh !enders 01· eitl1er or any of them, to .Borrower, whether in regular or special deposito1y acco11t1ts or otherwise, (ii) ..any and all money, secntities and other property ofBorrower, and the proceeds thereof now or hereafter held or received by or iu transit to Lender and such lenders ot eitlier or any of them, from or foi- B011'ower whether for safekeeping, custody, pledge, t:ransrnissLon, co)lcclion or otherwise. Aoy such deposit, sums, monies, securities illld other property may at any time be set-off, appropriated and applied by the Lender and by such leude1's, or either or any of thetu, against a11y Indebtedness whether now existing or hereafter arisu~g lo Lender and to such lenders, or either 01· any of them, under this agreement or the Note or otherwise, whether or not such Indebtedness is then due or secured by any collateral or, if it is so secured, whether or not such collateral held by Lender or such lenders is considered to be adequate. 8.08 Sale of Loan. Lender may freely assign, whether by sale or tl'ansfer, all or any portion of its rights in and to all 01· auy portion of the Indebtedness including the Note to any a third party or any Loau Party, including, but nol limited to, a sale, trausfer or assigmneut to any Guat'autol', Grantor or other obliger ou the Indebtedness. 8.09 Electio11 of Remedies, Leuder shall have all of tbe 1-ights and remedies granted .in lhe Loa11 Documents a,.11d available al law or in equity aud lhese sanie rights and remedies sbaU be cumulative and may be pursued.separately, successively, or concurrently against Borrower, any Guarantor:, Gran tor, other Loau Party many collateral property covered undel' fue Loan Docwnents, at the sole discretion of Lender. >NG22\AM8RPAClFICWALUEEXCHANGE\122308LoanAgrv2,Wpd 15 LOAN ACltCl!Ml!Ni 8.10 Indulgence. No delay or f;ii lut·e of Lender in exercisi11g any right, power or pdvilege hereunder or under any of the Loan Documents shall affect sucb right, power or p1ivilege. Any single or partial exercise U1ereof shall not preclude any further exercise thereof. 8.11 Ame11dme111 and Waiver. No course of dealings by the Lender, its officers, employees, consnllantsJ 01· agents iu the exercise of any right hereunder, under the Note; or under any other ofthe Loau Documents shall operate as a waiver thereof. No ameudmentor waiver of any provision of any Lo11n Document, 1101· consent to any departure by any' Loan Party therefrom, shall in any event be effective unless the same shall be in writing a!ld signed by Lellder, and then s'Uch waiver or consent shall be effective only in the specific instance(s) atid for the specific lime(s) aud pOrpose(s) for which given. 8.12 Severability. [n case a11y oi1e or more of the obligations of any Loau Pa11y undet· a1ty Loan DocumeutshaII be invalid, illegal or u11euforceable in any j urisdiction, the validity, legality and enforceability of the remaining obligations of such Loan. Party sha11.not in any way be affected or impaired thereby, and such invalidity, illegally or uneuforceability in one j urisdiction shall not affect the validity, legality or enforceability oft-he obligations of such Loan ParLy under a11y Loan Docume11t in any other jurisdi.ctioll. Each term, covenant, and con di Lion of this Agreement and/or any of the other Loan Documents sha II be valid and enforceable to tlie fullest extent _permitted by law. 8.13 Reli_ance on and S\irvrval of Various Provisions. All terms, covenants, agreements, representations and warranties of any Loan Party made in any Loan Document, or In any certificate, report, financial statement or other document furnished by or on bel1al f of any Loan Party iu connectioi) wiU1 any Loau Document shall be deemed to have been relied upon by Lender, notwithstauding any investigation heretofore or hereafter made by Lender o~ on Lender's behalf. All representations and warranties of the Borrower herein or i11 lhe other Loan Docu1nentl) and all covenants aud agreements herein and il1 the other Loan bocuments, shall survive until tepayment in full of the Indebtedness. 8.14 WAIVEROFJURYTRJAL. LENDERANDBORROWEREACH ACKNOWLEDGE Ta.AT THE RIGllT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BU'r THAT IT MAY DE WAIVED. EACH OF THEM, AFTER CONSULTING OR HA YING HAD THE OPPORTUNITY TO CONSULT, WlTH COUNSEL OF THEIR CHOICE,l(NOWlNGLY,VOLUNTARfLY ANDINTENTIONALLYWAIVESANV RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATIONBASEDUPONORARlSINGOUTOFANYLOANDOCUMENTOR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS OR ANY COURSE OF CONDUCT,DEALJNG, STA'fEMENTS (WHETHER ORAL OR WRITTEN), OR ACTION OF EITHER OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY :RESPECT' OR RELlNQUISHED BY LENDER Oll BORROWE~ ..EXCEPT BY A WRITTEN INSTRUMENT EXECUTED .BY EACH OF THEM. 8.15 .Execution of Loan Dociunents in Counterpa1'ts. Each original of the Loan DocumeJlts executed in conoection with the Loan including the Note,uay be executed as counterpart originals ai\d may contains multiple original signature pages and/or corresponding JNG22\t\MERP AClFic\V ALUEEXCHANGB\f22308Loot1Agrv2. wpd 16 LO,\N AOJlEEM£Nl' acknowledgments. Two pr more cou11terparts of any _particular Loan Document may be executed and/or acknowledged and one oi' UJore of the multiple original signature pages from one countei'part of that particular Loan Document executed iu connection with the Loan may be replaced by one or more original signature pages from other couutel'parts the1'eof, in order to prodllce fully executed counterparts, each of which shall becousidered as a11 otiginal, a1,d all of which shall constitute the same agreement or document. 8.16 Document Retention Policy. Each undersigned Loan Party understands and agrees that (J) Lender's document retention _policy may involve the iniaging of executed Loan Documents iucluding the Note, as well as oilier miscellaneous documents, pa_pers, reports and other co!'l'espoudenoo, and lhe destruction of ti.le paper originals, and (ii) each undersigned Loa a Party waives any dgbt that auy Loan Party may have to claim that the imaged copies of the Note, the other Loan DocLUne11ts aiid other miscellaneous documents, papers and otber correspondence related thereto are not originals. 8.17 NOTCCE UNDER SECTION 26.02 OF THE TEXAS BUSINESS & COMMERCE CODE: ANAGREEMENTFORALOANlNWITTCHTHEAMOUNTINVOLVEDINTHE LOAN EXCEEDS $50,000.00 IN VALUE IS NOT .ENFORCEABLE UNLESS THE AGRE~MENTIS IN WRlT(NG AND SIGNED BY THEP ARTY TO BEBOUNDOR BY THAT PARTY'S A.UTHORIZED REPRESENTATIVE. THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO SUBSECTION (I.>) OF SECTION 26.02 OF THE TEXAS BUSINESS & COl\tIMERCE CODE SHALL BE DETER:MJNED SOLELY FROM THE WRITTEN LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIE,S ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS. THE WRJTTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEENTHEP ARTIES ~D MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORALAGREEl\lJENTS OF THE PARTIES. THEREARENOUNWRITTENORALA.GREEMENTSBETWEENTHEP.ARTlES. 8.18 Captions. The captions, headings, and arrangements used io tltis agreement are for conve11ience only and do not in any manner affect, limit, .ampHfy, or modify the terms and provisions hereof. 8. I 9 Form aad Substance. Alf doctltnents, certificates,, insurnnce policie$, and otllet items required to be executed and/or delivered to Lender, whether undeJ this Agreement or under any of the other Loan Documents, shaU be in form and substance satisfacto1y lo Lender. 8,20 Borrower 1n Control. In no event shall Lender's ri.ghts and interests unde1· lhe Loan :Documents be constmed to give Lender the right to control, or be deemed to indicate U1at JNG22\AMERJ> ACIFIC\V ALUEEXCJJANGl1\122308LoauA/lrV2 wpd 17 LOAN AGRllllMllN)' Lender Is in control (lf, the business, mauagemen! Ol'J)roperties of Borrowet· t>r the .daily 1Uanagement functions and opel'aling decisions to be made by Borrowel'. 8.21 No Third Party Beneficiary. This Agl'eement is made for the sole protection and benefit of Borrower and Lender and is not. intended for the protection 01• benefit of any other Pefson 1 and no other Person sha11 be deemed to have any privity of contract bereunder nor any right of action of any kind hereon, or be entitled to rely hereon to any ex.tent whatsoever. 8.22 Number and Gender. Words of any gender used in lhis Agreement shaH be held and construed to include auy other gender, and wotds in tbe sii\gular number shall be held to include the plural, and ,;ice versa, unless tbe coulexL requires otherwise. The duties, covenants, obligations, and wananties of eacb party defined as Borrower under this Agreerueut shall be joint and several obligations of each such Borrower. 8.23 References. The words "herein," "hereof," "heteunder" and othel' words ofsuullar import when used in this Agreemetit 1·efet to this Agreement as a whole, and nol to any particular article, sectim1 or subsection. 8.24 Ambiguities, Borrmverand Lender aoknowledge that they were each represented by counsel OL' had the oppmtunity to be represented by connsel and waived soch righf in connection witb this Agreement, that each of them and/or their respective counsel reviewed this Agreement to their satisfaction, that any rule of co11struction to the effect tbat an1biguities are to be l'esolved against tlie drafting party shall 110! be employed in the interpi'ctation of this Agreement, and that the lauguage in all parts of this Agreement shall in all cases be construed as a whole and in accordattce with lts fair meaning. 8.25 Exhibits. TJ1e exhibits attached to th.is Agreement are incorporated herein and shall be co11s idered a part of this Agreement for the purposes stated herein, except that in tl.l.e even! of any conflict between_ any of tbe provisions of such exhibits and the provisions of tbis Agreement, the provisions of this Agreement shall prevail; provided however, that any attached metes a11d bounds description of the Land sball control over the sununary description defining the Laud hereill. &.26 Time· of the Essence. Time is of the essence with respect to the dates, terms and provisio11s of.this Agreement, rutd as to each and every other Loan Document executed iu connection herewith. 8.27 Independent Party. It is nmtQally nnderstood and agreed thatBort·ower is an independent party in tl1e performance of 1:1ll activities, functions, duties and obligations p\ll'snaut to this Agreement and the other Loan Documents, and that not.bing contained in !his Agreement or ill any of the other Loan Documents is intended or shall be constnied in any maunet oru11de1· any circtm1slances whatsoever as creating or establishiug the relationship ofco-paituel's, a pattt1ership 01· joillt ve!Hln-e, or joint ownership bet.ween Lc11der and Borrower, or with any officers, employees, ageirts, bJ·okers or contractors, for any pui:pose or in any manner whatsoever. Bonower hereby agrees not to represent to at1yane that Borrower is an aget1t of Lender or bas authority to act on behalf of Lender. JNG2~\AMERP ACIF!CIV ALUEEXCHANGEIJ22308Lorul'.A,grv2. w1xl 18, LOAN AGltEEMEl'(l. 8.28 Days and Deadlines. As used in this Agreement, "days" shall mean and refer to calendar days. However, if a deadline raJls or notice is required 011 a Sarurday, Sunday, or a legal banking b.oliday, then the deadline or notice shall be extended to the next calendar day which is not a Saturday, Sunday, or a legal banking holiday. As ruay be used iu tbis Agreement, the term "Business Days" means any day which is not a San.u·day, Sunday, or a legal banking holiday. Executed in one more counterpart originals co be effective on tlte Bffective Date defined on page I hereof. Address: Address: JNG22\AM ERP ACIFIC\V ALUfiEXCHANGE\f22l08LoanAgn,2. wpd 19 Unit 602, Block B, 6th Floor, Shatiu Industrial Centre, 5-7 Yuen Slmn Circuit Shatin, N.T .. Hong Kong 1400Broadfield Blvd., Suite 100 Housto_n, Texas ?7084 LOAN AGll.EBllfENT